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                                 EXHIBIT 10.92

                      FIRST AMENDMENT TO LEASE AGREEMENT

                            FOR THE IKON BUILDINGS
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                            FIRST AMENDMENT TO LEASE


     THIS FIRST AMENDMENT TO LEASE (this "Amendment"), made and entered into as of the 2/nd/ day of March, 2000 (the "Effective Date"), by and between SV RESERVE, L.P., a Georgia limited partnership ("Landlord") and IKON OFFICE SOLUTIONS, INC., an Ohio corporation ("Tenant");


                         W I T N E S S E T H  T H A T:

     WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated December 17, 1999 (the "Lease") for certain premises in the buildings commonly known as The Reserve at Green's Crossing located at 810 ("Building A") and 820 ("Building B") Gears Road, Houston, Texas (sometimes collectively referred to herein as the "Building"), consisting of a total of approximately 140,895 rentable square feet of space (the "Premises") [all of Building A which consists of 78,895 rentable square feet of space (the "Phase I Space"); approximately 30,000 rentable square feet of space in Building B (the "Phase II Space"); and, approximately 32,000 rentable square feet of space in Building B (the "Phase III Space")];

     WHEREAS, Landlord has agreed to lease additional premises to Tenant consisting of the balance of the remaining space in Building B and Tenant has agreed to lease from Landlord such additional premises; and

     WHEREAS, Landlord and Tenant desire to evidence such expansion of the Premises and to amend certain other terms and conditions of the Lease and evidence their agreements and other matters by means of this Amendment.

     NOW THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Lease is hereby amended and the parties hereto do hereby agree as follows:

1. Tenant shall lease from Landlord all of the remaining space located in Building B as shown on Exhibit "A" attached hereto and by this reference
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     made a part hereof which is composed of 16,895 rentable square feet of space (the "Expansion Space"), increasing the total rentable square feet of space leased pursuant to the Lease to 157,790. The Lease is hereby amended by adding the Expansion Space as part of the Premises and, in particular to, the Phase III Space for all purposes, except as set forth herein.

2. As Tenant now leases all of the space in Building A and Building B, Exhibit C, Special Stipulations Nos. 9 and 10 are hereby deleted.
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3.   The Base Rent schedule as set forth in Section 3.1(a) of the Lease shall be revised as follows:


         Month of         Base Rent per       Annual          Monthly
         Term              Square Foot       Base Rent       Base Rent
         --------         -------------    -------------    -----------

         1 - 2               $10.125       $  798,811.87    $ 66,567.66
         3 - 4               $10.125       $1,102,561.80    $ 91,880.15
         5 - 9               $10.125       $1,597,623.75    $133,135.31
         10 - 60             $12.775       $2,015,767.25    $167,980.60
         61 - 120            $14.125       $2,228,783.75    $185,731.98

4.   Tenant's Pro Rata Share is hereby amended to be one hundred percent (100%).

5. The tenant improvements for the Expansion Space shall be constructed in accordance with the terms of Exhibit "E" to the Lease.
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6.   Exhibit "B" of the Lease is hereby deleted in its entirety and shall be
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     replaced by the exhibit attached hereto as Exhibit "B" and by this
                                                -----------
     reference made a part hereof.

7. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Lease.

8. This Amendment represents the entire agreement between the parties hereto. Landlord and Tenant agree that there are no collateral or oral agreements or understandings between them with respect to the Premises or the Building. This Amendment supersedes all prior negotiations, agreements, letters or other statements with respect to Tenant's expansion of the Premises.

     EXCEPT AS expressly amended and modified hereby, the Lease shall otherwise remain in full force and effect, the parties hereto hereby ratifying and confirming the same. To the extent of any inconsistency between the Lease and this Amendment, the terms of this Amendment shall control.

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     IN WITNESS WHEREOF, the undersigned parties have duly executed this
Amendment as of the day and year first above written.

LANDLORD:                                    TENANT:
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S.V. RESERVE, L.P.                           IKON OFFICE SOLUTIONS, INC.
a Georgia limited partnership                an Ohio corporation

By:  SV Reserve GP, LLC,                     By: /s/ Ronald Rael
     a Georgia limited liability company,       ----------------------------
     its sole general partner                Its: Director of Real Estate
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  By:/s/ C.L. Davidson, III
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       C.L. Davidson, III
       President

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